UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

VICTORY COMMERCIAL MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	333-228242	37-1865646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Madison Ave. Suite 1002,

New York, NY, 10017

(Address of Principal Executive Offices)

(212)-922-2199

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 8.01 Other Events.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465) that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak (the “Order”).

Companies that receive an extension on filing Exchange Act annual reports or quarterly reports pursuant to the Order will be considered to have a due date 45 days after the filing deadline for the report. As such, those companies will be permitted to rely on Rule 12b-25 if they are unable to file the required reports on or before the extended due date. The purpose of this Current Report on Form 8-K is to comply with these conditions.

(1)	The Company is relying on the Order dated March 25, 2020.

Due to circumstances related to COVID-19, Victory Commercial Management Inc. (the “Company”) is relying on the Order with respect to the Company’s Form 10-Q (“Form 10-Q”) for the period ended March 31, 2020. Absent the Order, the Form 10-Q is due on May 15, 2020.

(2)	The Company is unable to file the Form 10-Q on a timely basis due to travel restriction, quarantines and staffing issues as a result of COVID-19.

The Company originally filed a Form 8-K regarding the COVID-19’s potential impact on its business and its ability to timely file its Form 10-K Annual Report for the period ended December 31, 2019.

As previously announced in its Form 8-K filed on March 30, 2020, the preparation of the Company’s Annual Report including financial statements and completion of the auditing process has been delayed by Chinese and the U.S. Government-imposed quarantines, office closings, stay-at-home orders, and travel restrictions which affect both the Company’s and its service provider’s personnel. Specifically, the Company has significant operations in Dalian, Liaoning, China and New York City, New York, U.S. In each operation location, the Company has been following the measurements implemented by the local governments. During the outbreak of COVID-19, the Company is taking pro-active measures to help protect its employees by implementing body-temperature tests and face mask wearing requirement. The Company also implements self-quarantine measures of at least 14 days for its staff and the auditors that have traveled from other regions within or outside China before they are allowed to report to the office. In China, the Company suspended all business in the multi-functional shopping center since January 25, 2020 and resumed its operation on March 5, 2020. However, after reopening of the shopping mall, the Company has much less shoppers and tenants in the shopping mall due to the continuous concern of COVID-19 and the accounting staff just recently returned to office after the shutdown. In wake of the impact on the market condition and economic environment, the Company temporarily suspended its original renovation of the shopping center. In the Company’s New York office, the office has been closed since the outbreak in the State of New York as required by local government. All employees are currently required to work from home and unable to perform certain duties that need to conducted onsite. Due to Government-imposed quarantines, office closings and travel restrictions affecting the Company’s personnel and service providers, the Company’s accounting department has been unable to process certain of its accounting records and receipts required to complete the audit of the Company’s financial statements.

These unforeseen circumstances have resulted in the Company being unable to timely file an accurate Annual Report on Form 10-K for its year ended December 31, 2019 by the prescribed date without undue hardship and expense to the Company.

For the same reasons, the Company will be unable to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 before or on May 15, 2020. The Company intends to file each of its Annual Report and Quarterly report within 45 days of the due date of each respective report.

(3)	The Company intends to file the Form 10-Q on or before June 29, 2020 as permitted with the additional 45 day relief granted by the SEC.

(4)	The Company’s business operations could be adversely affected by the continued outbreak of COVID-19.

The Company is also reiterating its risk factors previously disclosed in the Company’s Form 8-K filed on March 30, 2020, which will be disclosed in its subsequent Annual Report on Form 10-K for the year ended December 31, 2019:

The Company’s business operations could be adversely affected by the continued outbreak of COVID-19.

The Company’s business operations could be adversely affected by the effects of a widespread outbreak of contagious disease, including the recent outbreak of respiratory illness caused by a novel coronavirus known as COVID-19. The Company’s corporate headquarters and operations are located in Dalian, Liaoning, China and New York City, New York, U.S., where any outbreak of contagious diseases and other adverse public health developments could be materially adverse on the Company’s business operations. In response to the highly contagious and sometimes fatal coronavirus inflicting thousands of people in China and the United States, the local government has imposed travel restrictions and quarantines/stay-at-home order to help control the spread of COVID-19.

Since the Company primarily engages in the business of the multi-functional shopping center are located in Dalian, Liaoning, China, the outbreak of COVID-19 has significantly impact on our business operations. In late January 2020, the Dalian government released a stop order on all activities that involved gathering, including a temporary suspension of shopping malls. As a result, all retailors and service providers of our shopping center were shut down until further notice, subject to the containment of the COVID-19. Given that the outbreak has been gradually controlled in China, Company’s Dalian office has resumed business since March 5, 2020. However, our business was and has continued being adversely impacted by the outbreak of COVID-19. We have much less footprints in our shopping mall and less tenants after the reopening due to the concern of the virus.

Our office located in New York City is facing the same situation. If the COVID-19 continues to spread in the United States, the federal and state governments may impose additional measures further restricting travel within and outside of the United States and also impose the regions under mandatory quarantine. Similarly, the continued spread of COVID-19 globally could further adversely impact the Company’s operations and could have an adverse impact on the Company’s business and financial results.

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the audit of the financial statements of the Company and the filing of the Quarterly Report on Form 10-Q, as well as the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenues and the business plans of its management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on certain assumptions and analyses made by the management of the Company in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the mix of services utilized by the Company’s customers and such customers’ needs for these services, the ability of the Company to expand what it does for existing customers as well as to add new customers, that the Company will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as governmental responses to deal with the spread of this illness, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Commercial Management Inc.

Date: May 4, 2020	By:	/s/ Alex Brown
Alex Brown
President, Chief Executive Officer,
Treasurer and Chairman